Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2008

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Chief Marketing Officer
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Basis of Presentation	i
Cautionary Statement Regarding Forward-Looking Statements	ii
Regulation G - Non-GAAP Financial Measures	iii
I. Financial Highlights	1
II. Income Statements
a. Consolidated Statements of (Loss) Income - Quarterly	2
b. Segment Reporting	3
c. Gross Premiums Written by Line of Business and Geographic Area of Risk	4
III. Consolidate Balance Sheets	5
IV. Investment Portfolio Composition	6
V. Loss Reserve - Paid to Incurred Analysis	7
VI. Share Analysis
a. Capitalization	8
b. (Loss) Earnings Per Common Share Information - As Reported	9
c. Basic and Diluted Book Value Per Common Share Analysis	10
VII. Mont Fort Consolidation
a. Balance Sheet Consolidation	11
b. Income Statement Consolidation	12
VIII. Non-GAAP Financial Measure Reconciliation	13

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company's long term debt by the total capital.  Total capital represents the sum of shareholders' equity plus long term debt.

●	N/A - means not applicable.

●
In presenting the Company's results, management has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Cautionary Note Regarding Forward-Looking Statements:
This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Flagstone Reinsurance Holdings Limited

REGULATION G

NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share. Diluted book value per common share is defined as total shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU’s and RSU’s. When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share. The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at December 31, 2008 and December 31, 2007.

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended		Year ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Gross premiums written	$95,246	$65,088	$781,889	$577,150
Net premiums written	$84,488	$55,786	$694,698	$527,031
Net premiums earned	$188,503	$125,270	$654,168	$477,137
Net investment income	$3,367	$22,624	$51,398	$73,808
Net (loss) income	$(75,562)	$51,369	$(187,302)	$167,922
Net operating income (1)	$44,235	$52,818	$96,484	$155,280
Comprehensive (loss) income	$(92,441)	$53,021	$(202,999)	$175,867
Loss and loss adjustment expense reserves	$411,565	$180,978	$411,565	$180,978
Total shareholders' equity	$986,013	$1,210,485	$986,013	$1,210,485

PER COMMON SHARE AND COMMON SHARE DATA

Basic (loss) earnings per common share	$(0.89)	$0.60	$(2.20)	$2.05
Diluted (loss) earnings per common share	$(0.89)	$0.60	$(2.20)	$2.05
Diluted net operating income per common share (1)	$0.52	$0.64	$1.13	$1.96
Basic weighted average common shares outstanding	84,878,518	85,414,160	85,328,704	81,975,384
Diluted weighted average common shares outstanding (4)	84,878,518	85,529,672	85,328,704	82,111,590
Book value per common share	$11.61	$14.17	$11.61	$14.17
Diluted book value per common share	$11.30	$13.87	$11.30	$13.87
Diluted book value per common share adjusted for dividends	$11.53	$13.95	$11.53	$13.95
Dividend per share	$0.04	$0.04	$0.16	$0.08

FINANCIAL RATIOS
Growth in diluted book value per share (2)	(10.1)%	4.6%	(17.3)%	16.8%

Loss ratio	44.6%	24.3%	58.1%	40.4%
Acquisition cost ratio	14.3%	20.8%	16.2%	17.2%
General and administrative expense ratio	17.0%	19.3%	15.1%	15.2%
Combined ratio	75.9%	64.4%	89.4%	72.8%

INVESTMENT DATA
Total assets	$2,215.970	$2,103,773	$2,215,970	$2,103,773
Total cash and investments(3)	$1,709,928	$1,833,863	$1,709,928	$1,833,863

(1) Net operating income is defined as net (loss) income adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.
(2) Change in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.
(4) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY (Unaudited)

	Quarter ended					Year Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
REVENUES							(audited)
Gross premiums written	$95,246	$173,219	$271,178	$242,246	$65,088	$781,889	$577,150
Premiums ceded	(10,758)	(21,984)	(38,435)	(16,014)	(9,302)	(87,191)	(50,119)
Net premiums written	84,488	151,235	232,743	226,232	55,786	694,698	527,031
Change in net unearned premiums	104,015	37,406	(90,976)	(90,975)	69,484	(40,530)	(49,894)
Net premiums earned	188,503	188,641	141,767	135,257	125,270	654,168	477,137
Net investment income	3,367	16,056	13,279	18,696	22,624	51,398	73,808
Net realized and unrealized (losses) gains - investments	(111,778)	(138,677)	(9,339)	(12,412)	(1,573)	(272,206)	17,174
Net realized and unrealized gains (losses) - other	13,761	(1,039)	11,132	(12,237)	(1,985)	11,617	(9,821)
Other income	2,946	1,418	2,127	1,724	2,926	8,215	5,811
Total revenues	96,799	66,399	158,966	131,028	147,262	453,192	564,109

EXPENSES
Loss and loss adjustment expenses	84,051	199,768	56,298	39,767	30,415	379,884	192,859
Acquisition costs	26,907	27,452	27,210	24,165	26,054	105,734	82,292
General and administrative expenses	27,537	27,839	21,025	22,950	22,286	99,351	64,325
Stock based compensation expense	4,455	(11,568)	3,189	3,599	1,943	(325)	8,136
Interest expense	4,626	3,722	4,609	5,340	6,020	18,297	18,677
Net foreign exchange losses (gains)	18,215	8,331	1,630	(6,699)	(2,109)	21,477	(5,289)
Total expenses	165,791	255,544	113,961	89,122	84,609	624,418	361,000
(Loss) income before income taxes, minority interest and interest in earnings of equity investments	(68,992)	(189,145)	45,005	41,906	62,653	(171,226)	203,109
Provision for income tax	714	(585)	(442)	(865)	(432)	(1,178)	(783)
Minority interest	(6,460)	3,657	(2,615)	(8,181)	(10,852)	(13,599)	(35,794)
Interest in (loss) earnings of equity investments	(824)	(475)	-	-	-	(1,299)	1,390

NET (LOSS) INCOME (1)	$(75,562)	$(186,548)	$41,948	$32,860	$51,369	$(187,302)	$167,922

Change in currency translation adjustment	(16,457)	5,833	(2,766)	(1,420)	1,652	(14,810)	7,945
Change in defined benefit pension plan - obligation	(422)	57	27	(549)	-	(887)	-
COMPREHENSIVE (LOSS) INCOME	(92,441)	(180,658)	39,209	30,891	53,021	(202,999)	175,867

KEY RATIOS
Loss ratio	44.6%	105.9%	39.7%	29.4%	24.3%	58.1%	40.4%
Acquisition cost ratio	14.3%	14.6%	19.2%	17.9%	20.8%	16.2%	17.2%
General and administrative ratio(2)	17.0%	8.6%	17.1%	19.6%	19.3%	15.1%	15.2%
Combined ratio	75.9%	129.1%	76.0%	66.9%	64.4%	89.4%	72.8%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	84,878,518	85,499,283	85,470,205	85,469,270	85,414,160	85,328,704	81,975,384
Weighted average common shares outstanding - diluted	84,878,518	85,499,283	85,638,506	85,690,742	85,529,672	85,328,704	82,111,590

Net (loss) income per common share outstanding - basic	$(0.89)	$(2.18)	$0.49	$0.38	$0.60	$(2.20)	$2.05
Net (loss) income per common share outstanding - diluted	$(0.89)	$(2.18)	$0.49	$0.38	$0.60	$(2.20)	$2.05

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159.  As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity, short term, equity and other investments are included in net income.

(2) The General and administrative expense ratio is inclusive of General and administrative expenses and Stock based compensation expense.

Flagstone Reinsurance Holdings Limited
SEGMENT REPORTING (Unaudited)

	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	Reinsurance	Insurance	Inter segment Eliminations(1)	Total	Reinsurance	Insurance	Inter segment Eliminations(1)	Total

Gross premiums written	$86,566	$13,438	$(4,758)	$95,246	$53,986	$10,979	$123	$65,088
Premiums ceded	(7,942)	(7,574)	4,758	(10,758)	(1,530)	(8,463)	691	(9,302)
Net written premiums	78,624	5,864	-	84,488	52,456	2,516	814	55,786
Net premiums earned	$186,509	$1,994	$-	$188,503	$118,936	$5,991	$343	$125,270
Other insurance related income	(151)	5,085	(3,624)	1,310	342	1,824	-	2,166
Loss and loss adjustment expenses	83,192	859	-	84,051	29,159	869	387	30,415
Acquisition costs	26,619	3,912	(3,624)	26,907	23,056	3,040	(42)	26,054
General and administrative expenses	29,296	2,696	-	31,992	22,332	1,899	(2)	24,229
Underwriting Income	$47,251	$(388)	$-	$46,863	$44,731	$2,007	$-	$46,738
Loss ratio (2)	44.6%	12.1%		44.6%	24.5%	11.1%		24.3%
Acquisition cost ratio (2)	14.3%	55.3%		14.3%	19.4%	38.9%		20.8%
General and administrative expense ratio (2)	15.7%	38.1%		17.0%	18.8%	24.3%		19.3%
Combined ratio (2)	74.6%	105.5%		75.9%	62.7%	74.3%		64.4%
Total Assets	$2,167,853	$48,117		$2,215,970	$2,034,077	$69,696		$2,103,773

	Year Ended December 31, 2008				Year Ended December 31, 2007

	Reinsurance	Insurance	Inter segment Eliminations(1)	Total	Reinsurance	Insurance	Inter segment Eliminations(1)	Total

Gross premiums written	$740,169	$76,926	$(35,206)	$781,889	$544,255	$33,026	$(131)	$577,150
Premiums ceded	(46,638)	(75,759)	35,206	(87,191)	(30,592)	(20,375)	848	(50,119)
Net written premiums	693,531	1,167	-	694,698	513,663	12,651	717	527,031
Net premiums earned	$641,500	$12,668	$-	$654,168	$464,200	$13,031	$(94)	$477,137
Other insurance related income	305	13,247	(9,691)	3,861	1,182	3,246	-	4,428
Loss and loss adjustment expenses	377,228	2,656	-	379,884	191,269	1,590	-	192,859
Acquisition costs	101,528	13,897	(9,691)	105,734	75,880	6,506	(94)	82,292
General and administrative expenses	90,026	9,000	-	99,026	68,929	3,532	-	72,461
Underwriting Income	$73,023	$362	$-	$73,385	$129,304	$4,649	$-	$133,953
Loss ratio (2)	58.8%	10.2%		58.1%	41.2%	9.8%		40.4%
Acquisition cost ratio (2)	15.8%	53.6%		16.2%	16.3%	40.0%		17.2%
General and administrative expense ratio (2)	14.0%	34.7%		15.1%	14.9%	21.7%		15.2%
Combined ratio (2)	88.6%	98.5%		89.4%	72.4%	71.5%		72.8%
Total Assets	$2,167,853	$48,117		$2,215,970	$2,034,077	$69,696		$2,103,773

(1) Inter segment eliminations for 2008 relate to a quota share arrangement between Flagstone Suisse and Island Heritage. For 2007 the eliminations relate to reinsurance purchased by Island Heritage from Flagstone.
(2) For insurance segment all ratios calculated using expenses divided by net premiums earned plus other insurance related income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended December 31, 2008		Three months ended December 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Property catastrophe	$31,612	33.2%	$26,632	40.9%
Property	15,357	16.1%	10,030	15.4%
Short-tail specialty and casualty	34,839	36.6%	17,323	26.6%
Insurance	13,438	14.1%	11,103	17.1%
Total	$95,246	100.0%	$65,088	100.0%

	Year ended December 31, 2008		Year ended December 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Property catastrophe	$457,549	58.5%	$378,671	65.6%
Property	94,706	12.1%	94,503	16.4%
Short-tail specialty and casualty	152,708	19.5%	71,081	12.3%
Insurance	76,926	9.9%	32,895	5.7%
Total	$781,889	100.0%	$577,150	100.0%

	Three months ended December 31, 2008		Three months ended December 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	$14,269	15.0%	$12,315	18.9%
Europe	19,824	20.8%	13,263	20.4%
Japan and Australasia	1,833	1.9%	676	1.0%
North America	20,503	21.5%	20,720	31.8%
Worldwide risks(3)	33,352	35.0%	16,420	25.2%
Other	5,465	5.8%	1,694	2.7%
Total	$95,246	100.0%	$65,088	100.0%

	Year ended December 31, 2008		Year ended December 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	$88,482	11.3%	$48,103	8.3%
Europe	104,185	13.4%	79,894	13.8%
Japan and Australasia	47,866	6.1%	39,547	6.9%
North America	359,684	46.0%	297,928	51.6%
Worldwide risks(3)	153,442	19.6%	99,365	17.2%
Other	28,230	3.6%	12,313	2.2%
Total	$781,889	100.0%	$577,150	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(2) Gross premiums written related to the insurance segment are included in the Caribbean geographic area.
(3) This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
ASSETS
Investments:
Fixed maturity investments, at fair value	$784,355	$697,839	$804,798	$709,393	$1,109,105
Short term investments, at fair value	30,413	29,888	20,196	70,956	23,616
Equity investments, at fair value	5,313	78,426	107,935	86,854	74,357
Other investments	54,655	423,144	464,141	322,907	293,166
Total investments	874,736	1,229,297	1,397,070	1,190,110	1,500,244

Cash and cash equivalents	783,705	635,623	562,816	710,663	362,622
Restricted cash	42,403	-	-	-	2,832
Premium balances receivable	218,287	275,778	314,456	205,683	136,555
Unearned premiums ceded	31,119	41,789	39,682	18,348	14,608
Reinsurance recoverable	16,422	14,599	1,481	1,683	1,355
Accrued interest receivable	7,226	5,854	7,214	6,225	9,915
Receivable for investments sold	9,634	31,749	2,942	5,660	-
Deferred acquisition costs	44,601	52,502	51,467	37,290	30,607
Funds withheld	14,433	11,915	10,096	10,361	6,666
Goodwill, intangibles and other assets	173,404	116,110	85,952	55,862	38,369
TOTAL ASSETS	$2,215,970	$2,415,216	$2,473,176	$2,241,885	$2,103,773

LIABILITIES
Loss and loss adjustment expense reserves	$411,565	$392,462	$233,596	$200,602	$180,978
Unearned premiums	270,891	350,786	389,223	276,823	175,607
Insurance and reinsurance balances payable	31,123	32,984	33,749	13,207	12,088
Payable for investments purchased	7,776	4,944	6,162	23,843	41,750
Long term debt	252,575	252,838	255,037	266,375	264,889
Other liabilites	58,577	104,772	79,302	33,375	33,198
TOTAL LIABILITIES	1,032,507	1,138,786	997,069	814,225	708,510

Minority Interest (1)	197,450	192,011	195,923	186,098	184,778

SHAREHOLDERS' EQUITY

Common voting shares	848	853	853	853	853
Additional paid-in capital	897,344	899,920	911,964	909,026	905,316
Accumulated other comprehensive (loss) income	(8,271)	8,608	2,718	5,457	7,426
Retained earnings	96,092	175,038	364,649	326,226	296,890
TOTAL SHAREHOLDERS' EQUITY	986,013	1,084,419	1,280,184	1,241,562	1,210,485

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,215,970	$2,415,216	$2,473,176	$2,241,885	$2,103,773

Basic book value per common share	$11.61	$12.68	$14.97	$14.53	$14.17

Diluted book value per common share	$11.30	$12.62	$14.53	$14.08	$13.87

Diluted book value per common share adjusted for dividends declared	$11.53	$12.82	$14.68	$14.20	$13.95

Debt to total capitalization (2)	20.4%	18.9%	16.6%	17.7%	18.0%

(1) Minority interest includes Mont Fort Re (see Pages 11 and 12 for additional information) , Island Heritage and Flagstone Reinsurance Africa.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
U.S. government and agency securities	$486,841	55.7%	$407,658	33.2%	$453,670	32.5%	$273,010	22.9%	$493,969	32.9%
Corporates	140,424	16.0%	123,488	10.1%	147,045	10.5%	184,975	15.5%	260,692	17.4%
Non US government and government agencies	15,206	1.8%	2,759	0.2%	2,351	0.2%	363	0.1%	558	0.1%
Mortgage-backed securities	112,074	12.8%	119,503	9.7%	128,961	9.2%	111,792	9.4%	198,734	13.2%
Asset-backed securities	29,810	3.4%	44,431	3.6%	72,771	5.2%	139,253	11.7%	155,152	10.3%
Total fixed maturities	784,355	89.7%	697,839	56.8%	804,798	57.6%	709,393	59.6%	1,109,105	73.9%
Other investments	54,655	6.2%	423,144	34.4%	464,141	33.2%	322,907	27.1%	293,166	19.5%
Total	839,010	95.9%	1,120,983	91.2%	1,268,939	90.8%	1,032,300	86.7%	1,402,271	93.4%
Equity securities	5,313	0.6%	78,426	6.4%	107,935	7.8%	86,854	7.3%	74,357	5.0%
Short term investments	30,413	3.5%	29,888	2.4%	20,196	1.4%	70,956	6.0%	23,616	1.6%
Total	$874,736	100.0%	$1,229,297	100.0%	$1,397,070	100.0%	$1,190,110	100.0%	$1,500,244	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$677,294	83.1%	$604,025	83.0%	$672,160	81.5%	$581,871	74.6%	$843,980	74.5%
AA	24,868	3.1%	44,598	6.1%	55,325	6.7%	77,942	10.0%	117,704	10.4%
A	81,849	10.1%	52,850	7.3%	70,977	8.6%	102,296	13.1%	148,239	13.1%
BBB	30,434	3.7%	26,053	3.6%	26,233	3.2%	17,873	2.3%	22,798	2.0%
Below investment grade	323	0.0%	201	0.0%	299	0.0%	367	0.0%	-	0.0%
Total	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%	$1,132,721	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$96,660	11.9%	$102,188	14.1%	$65,864	8.0%	$122,878	15.7%	$57,033	5.0%
From one to five years	301,166	37.0%	230,842	31.7%	214,970	26.1%	214,142	27.4%	372,338	32.9%
From five to ten years	142,939	17.5%	118,504	16.3%	203,960	24.7%	118,191	15.2%	209,821	18.5%
Above ten years	132,119	16.2%	112,259	15.4%	138,468	16.8%	74,093	9.5%	139,643	12.3%
Asset-backed and mortgage-backed securities	141,884	17.4%	163,934	22.5%	201,732	24.4%	251,045	32.2%	353,886	31.3%
Total	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%	$1,132,721	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Alliance Re	$-		$15,049		$6,846		$-		$-
Real estate investment trusts	-		56,308		69,679		11,079		12,204
Investment funds	9,805		30,237		31,268		30,834		31,249
Catastrophe bonds	39,174		39,888		40,081		36,652		36,619
Fixed income fund	-		281,662		316,267		244,342		212,982
Other investment	5,676		-		-		-		112
Total	$54,655		$423,144		$464,141		$322,907		$293,166

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended December 31, 2008			Three months ended September 30, 2008			Three months ended June 30, 2008
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$392,462	$(14,599)	$377,863	$233,596	$(1,481)	$232,115	$200,602	$(1,683)	$198,919

Incurred	79,931	4,120	$84,051	212,395	(12,627)	199,768	57,331	(1,034)	56,297

Other (1) (2) (3)	58,455	(7,446)	$51,009	(9,006)	(828)	(9,834)	5,284	-	5,284

Paid	(119,283)	1,503	$(117,780)	(44,523)	337	(44,186)	(29,621)	1,236	(28,385)

End of period	$411,565	$(16,422)	$395,143	$392,462	$(14,599)	$377,863	$233,596	$(1,481)	$232,115

Paid to incurred percentage	149.2%	-36.5%	140.1%	21.0%	2.7%	22.1%	51.7%	119.5%	50.4%

	Three months ended March 31, 2008			Three months ended December 31, 2007
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$180,978	$(1,355)	$179,623	$161,442	$(1,007)	$160,435

Incurred	40,101	(334)	39,767	31,159	(744)	30,415

Other (1)	39	-	39	(352)	-	(352)

Paid	(20,516)	6	(20,510)	(11,271)	396	(10,875)

End of period	$200,602	$(1,683)	$198,919	$180,978	$(1,355)	$179,623

Paid to incurred percentage	51.2%	1.8%	51.6%	36.2%	53.2%	35.8%

(1) This amount represents the movement in reserves as a result of foreign exchange movements and the reserves acquired upon acquisition of the controlling interest in Island Heritage.
(2) For the three months ended June 30, 2008 this amount includes the loss reserves acquired through the Flagstone Reinsurance Africa acquisition in June 2008.
(3) For the three months ended December 31, 2008 this amount includes the net loss reserves acquired through the Flagstone Alliance acquisition in October 2008.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Long term debt	$252,575	$252,838	$255,037	$266,375	$264,889
Shareholders' equity	986,013	1,084,419	1,280,184	1,241,562	1,210,485
Total Capitalization	$1,238,588	$1,337,257	$1,535,221	$1,507,937	$1,475,374

Leverage ratio:
Debt to total capitalization	20.4%	18.9%	16.6%	17.7%	18.0%

	December 31, 2008		December 31, 2007
	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)	$88,750	$88,750	$100,000	$100,000
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$755	$945	$883
Letter of credit facility (e)	$400,000	$285,737	$400,000	$72,229
Letter of credit facility (f)	$200,000	$-	$200,000	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037 and may be called at par by the Issuer at any time after September 15, 2012.
(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037 and may be called at par by the Issuer at any time after July 30, 2012.
(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  The drawn amount of the facility at December 31, 2008 was secured by $327.2 million of fixed maturity securities from the Company's investment portfolio.  On January 22, 2009, Flagstone Suisse entered into a secured $450.0 million standby letter of credit facilty with Citibank Europe Plc.  This facility replaces the existing $400.0 million LOC.
(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited
(LOSS) EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Year Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Net (loss) income available to common shareholders	$(75,562)	$51,369	$(187,302)	$167,922

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	84,878,518	85,414,160	85,328,704	81,975,384

Dilutive share equivalents:
Unvested performance share units (2)	-	-	-	-
Weighted average unvested restricted share units (3)	-	115,512	-	136,206
Diluted weighted average common shares outstanding	84,878,518	85,529,672	85,328,704	82,111,590

(LOSS) EARNINGS PER COMMON SHARE
Basic	$(0.89)	$0.60	$(2.20)	$2.05
Diluted	$(0.89)	$0.60	$(2.20)	$2.05

(1) Includes weighted average vested restricted share units

(2) Effective January 1, 2007 and in accordance with SFAS 128, we determined that the PSUs should not be included in the calculation of diluted EPS until the end of the performance period, when the numbers of shares issuable under the PSU Plan will be known. As at December 31, 2008, there were 2,189,982 PSUs expected to vest under the PSU Plan.

(3) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.  The number of anti-dilutive share equivalents that have been excluded in the computation of diluted earnings per share for the three and twelve months ended December 31, 2008, were 166,443 and 243,124 respectively.

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Common shareholders' equity	$986,013	$1,084,419	$1,280,184	$1,241,562	$1,210,485

Cumulative dividends declared	$20,473	$17,090	$14,026	$10,501	$6,977

Common shares outstanding	84,801,732	85,346,325	85,346,325	85,316,924	85,309,107
add in:
vested restricted share units	135,476	152,958	152,958	152,958	105,060
Total common shares and common share equivalents outstanding	84,937,208	85,499,283	85,499,283	85,469,882	85,414,167

Basic book value per common share	$11.61	$12.68	$14.97	$14.53	$14.17

Basic book value per common share adjusted for dividends	$11.85	$12.88	$15.14	$14.65	$14.25

Diluted book value on an "as if converted basis"
Common shareholders' equity	$986,013	$1,084,419	$1,280,184	$1,241,562	$1,210,485
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-
Adjusted shareholders' equity	$986,013	$1,084,419	$1,280,184	$1,241,562	$1,210,485

Cumulative dividends declared	$20,473	$17,090	$14,026	$10,501	$6,977

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	84,937,208	85,499,283	85,499,283	85,469,882	85,414,167
add in:
vesting of performance share units	2,189,982	105,822	2,312,658	2,308,658	1,658,700
vesting of restricted share units	147,400	301,746	324,550	379,600	221,550

Diluted common shares outstanding	87,274,590	85,906,851	88,136,491	88,158,140	87,294,417

Diluted book value per common share	$11.30	$12.62	$14.53	$14.08	$13.87

Diluted book value per common share adjusted for dividends (2)	$11.53	$12.82	$14.68	$14.20	$13.95

DILUTIVE COMMON SHARES TREASURY STOCK METHOD

Common shareholders' equity		$1,280,184	$1,241,562	$1,210,485	$1,085,845

Basic common shares outstanding		85,346,325	85,316,924	85,309,107	85,297,891

Book value per common share		$15.14	$14.68	$14.32	$15.18

Diluted book value on an "treasury stock method"
Common shareholders' equity		$1,280,184	$1,241,562	$1,210,485	$1,085,845

Common shares outstanding		85,499,283	85,469,882	85,414,167	85,297,891

add in:
dilutive warrants		-	-	-	-
vesting of performance units		2,312,658	2,308,658	1,658,700	1,538,000
vesting of restricted stock		324,550	379,600	221,550	-

less:
warrants bought back via treasury method		-	-	-	-
forfeited performance units		(4,000)	(4,000)	(4,000)
forfeited restricted stock		(2,800)	(2,800)	(2,800)

Diluted common shares outstanding		88,136,491	88,158,140	87,294,417	87,162,429
		-	-	-	-
Diluted book value per common share		$14.53	$14.08	$13.87	$12.46

Change in diluted book value per share: Quarter	(10.5)%	(13.1)%	3.1%	1.6%	4.3%
Change in diluted book value per share adjusted for dividends (3): Quarter	(10.1)%	(12.7)%	3.4%	1.8%	4.6%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	(17.3)%	(3.8)%	17.9%	15.3%	16.8%
Annualized change in diluted book value per share adjusted for dividends since inception	5.4%	10.0%	17.3%	17.6%	19.0%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.

(2) Diluted book value per common share adjusted for dividends is calculated by dividing common shareholders' equity by the sum of cumulative dividends declared and diluted common shares outstanding.

(3) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at December 31, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$748,946	$35,409	$-	$784,355
Short term investments, at fair value	30,413	-	-	30,413
Equity investments, at fair value	5,313	-	-	5,313
Other investments	56,201	-	(1,546)	54,655
Total investments	840,873	35,409	(1,546)	874,736

Cash and cash equivalents	634,833	148,872	-	783,705
Restricted cash	42,403	-	-	42,403
Premium balances receivable	226,048	745	(8,506)	218,287
Unearned premiums ceded	31,119	-	-	31,119
Reinsurance recoverable	16,422	-	-	16,422
Accrued interest receivable	6,747	479	-	7,226
Receivable for investments sold	9,634	-	-	9,634
Deferred acquisition costs	44,601	-	-	44,601
Funds withheld	14,433	-	-	14,433
Goodwill, intangibles and other assets	173,103	301	-	173,404
Due from related parties	3,581	(3,581)	-	-
TOTAL ASSETS	$2,043,797	$182,225	$(10,052)	$2,215,970

LIABILITIES
Loss and loss adjustment expense reserves	$411,565	$-	$-	$411,565
Unearned premiums	270,891	-	-	270,891
Insurance and reinsurance balance payable	31,754	7,875	(8,506)	31,123
Payable for investments purchased	7,776	-	-	7,776
Long term debt	252,575	-	-	252,575
Other liabilites	58,544	33	-	58,577
TOTAL LIABILITIES	1,033,105	7,908	(8,506)	1,032,507

Minority Interest	24,679	-	172,771	197,450

SHAREHOLDERS' EQUITY
Common voting shares	848	1,400	(1,400)	848
Additional paid-in capital	897,344	121,718	(121,718)	897,344
Accumulated other comprehensive (loss)	(8,271)	-	-	(8,271)
Retained earnings	96,092	51,199	(51,199)	96,092
TOTAL SHAREHOLDERS' EQUITY	986,013	174,317	(174,317)	986,013

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,043,797	$182,225	$(10,052)	$2,215,970

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)

	YTD December 31, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$781,889	$15,495	$(15,495)	$781,889
Premiums ceded	(102,686)	-	15,495	(87,191)
Net premiums written	679,203	15,495	-	694,698

Change in net unearned premiums	(45,671)	5,141	-	(40,530)
Net premiums earned	633,532	20,636	-	654,168
Net investment income	46,142	5,256	-	51,398
Net realized and unrealized (losses) gains - investments	(275,817)	3,611	-	(272,206)
Net realized and unrealized gains - other	11,617	-	-	11,617
Other income	12,451	(3,122)	(1,114)	8,215
Total revenues	427,925	26,381	(1,114)	453,192

EXPENSES
Loss and loss adjustment expenses	370,156	9,728	-	379,884
Acquisition costs	104,492	2,358	(1,116)	105,734
General and administrative expenses	98,938	88	-	99,026
Interest expense	18,297	-	-	18,297
Net foreign exchange losses	21,477	-	-	21,477
Total expenses	613,360	12,174	(1,116)	624,418

Income before income taxes, minority interest
and interest in earnings of equity investments	(185,435)	14,207	2	(171,226)
Provision for income tax	(1,178)	-	-	(1,178)
Minority interest	581	-	(14,180)	(13,599)
Interest in earnings of equity investments	(1,270)		(29)	(1,299)

NET INCOME	$(187,302)	$14,207	$(14,207)	$(187,302)

Change in currency translation adjustment	(14,810)	-	-	(14,810)
Change in defined benefit pension plan obligation	(887)	-	-	(887)

COMPREHENSIVE LOSS	$(202,999)	$14,207	$(14,207)	$(202,999)

KEY RATIOS

Loss ratio	58.4%			58.1%
Acquisition cost ratio	16.5%			16.2%
General and administrative expense ratio	15.6%			15.1%
Combined ratio	90.5%			89.4%

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended		Year Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Net (loss) income available to common shareholders	$(75,562)	$51,369	$(187,302)	$167,922

ADJUSTMENTS FOR:
Realized gain on repurchase of debt	-	-	(1,845)	-
Fair value of Warrant issued	3,565	-	3,565	-
Net realized and unrealized losses (gains) - investments	111,778	1,573	272,206	(17,174)
Net realized and unrealized (gains) losses - other	(13,761)	1,985	(11,617)	9,821
Net foreign exchange losses (gains)	18,215	(2,109)	21,477	(5,289)

NET OPERATING INCOME	$44,235	$52,818	$96,484	$155,280

AVERAGE SHAREHOLDERS EQUITY	$1,035,216	$1,184,709	$1,098,249	$1,037,502

ANNUALIZED NET OPERATING RETURN ON AVERAGE COMMON EQUITY	17.1%	17.8%	8.8%	15.0%